LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

KEMPER NEW
EUROPE FUND

 "... We believe that the weakness in the euro is not supported by macroeconomic fundamentals in the region. A narrowing of the growth gap between the United States and Europe, along with a slowdown in merger and acquisition activity, should support the currency over the medium term. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
TERMS TO KNOW
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
18
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
23
NOTES TO FINANCIAL STATEMENTS
28
REPORT OF INDEPENDENT AUDITORS
29
TAX INFORMATION

AT A GLANCE

 KEMPER NEW EUROPE FUND TOTAL RETURNS
 FOR THE YEAR ENDING OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                    KEMPER NEW EUROPE           KEMPER NEW EUROPE        LIPPER EUROPEAN REGION
KEMPER NEW EUROPE FUND CLASS A                        FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
------------------------------                      -----------------           -----------------        -----------------------
18.77                                                     17.79                       17.69                       12.53

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF CLASSES WILL DIFFER. FOR ADDITIONAL INFORMATION, PLEASE SEE THE FUND'S PROSPECTUS.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, SHIFTING GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.
RETURNS DURING PART OF THE PERIODS SHOWN INCLUDE THE EFFECT OF A TEMPORARY WAIVER OF MANAGEMENT FEES AND/OR ABSORPTION OF CERTAIN OPERATING EXPENSES BY THE INVESTMENT ADVISOR. WITHOUT SUCH WAIVER OR ABSORPTION, RETURNS WOULD HAVE BEEN LOWER AND RATINGS OR RANKINGS MIGHT HAVE BEEN LESS FAVORABLE.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER NEW EUROPE FUND CLASS
    A                               $15.78     $14.87
 .........................................................
    KEMPER NEW EUROPE FUND CLASS
    B                               $15.20     $14.49
 .........................................................
    KEMPER NEW EUROPE FUND CLASS
    C                               $15.34     $14.62
 .........................................................

 KEMPER NEW EUROPE FUND RANKINGS
 AS OF 10/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EUROPEAN REGION FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #39 of 151 funds      #41 of 151 funds      #42 of 151 funds
 ....................................................................................
    5-YEAR         #1 of 39 funds             n/a                   n/a
 ....................................................................................
    10-YEAR        #3 of 17 funds             n/a                   n/a
 ....................................................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER NEW EUROPE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE.

                           CLASS A   CLASS B   CLASS C
 ...........................................................
    LONG-TERM CAPITAL
    GAIN                    $1.95      1.95      1.95
 ...........................................................

THIS IS A NONDIVERSIFIED FUND. THIS PRESENTS GREATER RISK OF LOSS OF PRINCIPAL AS THE FINANCIAL CONDITION OR THE MARKET'S ASSESSMENT OF THE FUND'S SECURITIES CHANGES.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 10/31/00. The
BOX] Morningstar International Equity Style Box(TM) placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

IN THE FOLLOWING INTERVIEW, LEAD PORTFOLIO MANAGER CAROL FRANKLIN DISCUSSES KEMPER NEW EUROPE FUND'S STRATEGY AND THE EUROPEAN MARKET ENVIRONMENT DURING THE 12-MONTH PERIOD ENDING OCTOBER 31, 2000.

Q WILL YOU PROVIDE A GENERAL OVERVIEW OF KEMPER NEW EUROPE FUND PERFORMANCE FOR THE ANNUAL PERIOD?

A Kemper New Europe Fund delivered an outstanding performance on a 12-month basis, gaining 18.77 percent (Class A shares, unadjusted for sales charges), retaining its top-ranking status within Lipper's European funds category over the five-year period (see page 2 for complete ranking details) and outperforming its typical Lipper peer by roughly five percentage points. The Morgan Stanley Capital International (MSCI) Europe Equity index delivered a paltry 1.21 percent for the same period.

  This showing owes largely to gains generated during the first half of the period by holdings in telecommunications, media and technology -- commonly known as the megasector TMT. The fund also benefited from rallies in long-held positions in such stocks as Marschollek, Lautenschlaeger, a German financial services company with a strong brand franchise, and Qiagen, a leading supplier of biotech products based in the Netherlands. Portfolio performance was impacted positively in the latter half of the period by holdings in the insurance sector, an industry lately fueled by a recovery in earnings, attractive valuations, consolidation activity and the market rotation out of TMT into the financials.

Q  WILL YOU PROVIDE AN OVERVIEW OF MANAGEMENT ACTIVITY DURING THE PERIOD?

A In managing the fund, we continue to use bottom-up, fundamental research to identify companies that we believe are key niche players, as well as companies benefiting from structural changes in the less developed markets or smaller firms possessing a strong global franchise. We strive to invest in companies early in their growth cycles and hold them as they gain recognition and scale. The fund also invests in large-cap companies that are poised to boost their earnings through fundamental changes such as restructuring, the introduction of a new product or entrance into a new market. We believe that our dual focus on growth and change provides a method of risk management over time.

  The portfolio has evolved significantly since the first quarter of this year. Most notably, the fund's media holdings have been reduced and its commitments to the financial sector have been increased to an overweight position. The fund has a more balanced sectoral approach than it had earlier in the year, following our decision to increase the fund's holdings in financials and pharmaceuticals. Energy also retains a notable weighting in the portfolio, based on our belief that the economic and commercial environment

[FRANKLIN PHOTO]

LEAD PORTFOLIO MANAGER CAROL FRANKLIN, WITH SCUDDER KEMPER INVESTMENTS, INC. SINCE 1981, STUDIED AT THE SORBONNE AND L'INSTITUT D'ETUDES POLITIQUES IN PARIS AND RECEIVED A BACHELOR OF ARTS DEGREE FROM SMITH COLLEGE. SHE ALSO HOLDS AN M.B.A. FROM COLUMBIA UNIVERSITY GRADUATE SCHOOL OF BUSINESS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.
PERFORMANCE UPDATE

PERFORMANCE UPDATE

for these companies is as good as it has been in decades. What's more, these stocks are trading at levels lower than we have seen for many years.

Q  WHAT ARE SOME OF THE MAJOR MARKET TRENDS AND EVENTS THAT SHAPED THE
DEVELOPED EUROPEAN MARKETS THROUGHOUT THE ANNUAL PERIOD ENDING OCTOBER 31, 2000?

A After several months of stellar performance in the first half of the period -- a continuation of the outstanding run the region experienced in the late 1990s -- the European equity markets came under intense pressure during the latter half of the reporting period. Several challenges weighed in on the region's markets, including concerns about higher interest rates in the United States and the Eurozone, rising oil prices and downgrades in the telecommunications sectors. Stock market weakness in the United States was also a problem, as the slide in the Nasdaq average and earnings disappointments from several bellwether stocks -- particularly in the technology sector -- depressed European market sentiment even further. European telecom operators and their infrastructure providers in particular faced even more problems, especially in Germany, France and the United Kingdom. Such issues, representing a large part of these markets, fell precipitously on the news of the very high fees extracted from British and German auctions for third-generation licenses. Even though the portfolio was substantially underweight in telecom and related issues when compared with the benchmark, we did have exposure to both Nokia and Ericsson. Nokia came under additional stress when management reported a delay in the launch of several new, high-margin products. Ericsson announced poor results in its mobile handset division due to a severe component shortage. However, even though there are concerns over the short term, Nokia and Ericsson remain formidable global competitors. Nokia management has a proven record of correctly forecasting sector trends, and the company has the leading global market share in mobile phones, giving it huge economies of scale. Ericsson's business is concentrated in mobile infrastructure, where the company reported good results and has a leading global franchise.

  Perhaps the biggest challenge facing European markets, however, was persistent euro weakness. The European Economic and Monetary Union (EMU) currency touched new lows despite increases in short-term interest rates by the European Central Bank (ECB). This weakness owes largely to the economic growth differential between the Eurozone and the United States. Sentiment was also weakened by conflicting statements from politicians and central bankers, as well as by reports of capital flows out of the region as more and more European companies purchased assets in the United States. That said, a weak currency has had positive implications in that it has boosted gross domestic product growth, helped exporters and led to the lowest level of unemployment in a decade.

  Despite the recent turmoil in the European markets, there are a number of positives that investors should consider:

- One of the most encouraging signs we see in the region is the implementation of tax reform. In July, Germany's government approved the most far-reaching tax package in a generation. The change in Germany's tax policy makes the country a more attractive business location than it has been in the past and sends a signal to other Eurozone countries to lower their tax burdens to stimulate investment and remain competitive.

- We believe that the weakness in the euro is not supported by macroeconomic fundamentals in the region. A narrowing of the growth gap between the United States and Europe, along with a slowdown in merger and acquisition activity, should support the currency over the medium term.

- Growth in the Eurozone is expected to expand, which could result in even more job creation; countries such as Germany and Italy are already reporting the lowest levels of unemployment in years.

- The fiscal situation has improved across Europe, thanks to the tightening in the standards for EMU qualification and higher levels of economic growth.

- The ECB's preemptive tightening, along with the ongoing deregulation in utility prices and technology-driven productivity improvements, should mitigate inflation pressures.

Q  WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A We believe that the European markets will face more challenging headwinds in the months ahead. Despite downward pressure on share prices amid the recent market volatility, valuations in certain sectors remain stretched. Global growth is peaking, and corporate profit expectations may still be too high. Europe, nonetheless, remains

PERFORMANCE UPDATE

an exciting investment environment from a long-term standpoint. Globalization and the development of the single market continue to drive corporate restructuring and consolidation. Governments are moving toward badly needed tax and pension reform, while accounting harmonization across the Eurozone is under review. Fostered by deregulation and a developing entrepreneurial culture, new companies are coming to the market and, once there, are being disciplined by a more discerning investor base. Against this backdrop, Kemper New Europe Fund is diversified to help balance the risks and capture the rewards of the current investment landscape.

TERMS TO KNOW

CONSOLIDATION The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

EUROPEAN CENTRAL BANK (ECB) The bank founded to oversee monetary policy for the 11 countries that converted their local currencies to the euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

EUROPEAN MONETARY UNION (EMU) The integration of European economies involving, among other changes, a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI Europe index) or an investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR THE PERIODS ENDING OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE OF
                                        1-YEAR   5-YEAR   10-YEAR    CLASS
--------------------------------------------------------------------------------------------------
    KEMPER NEW EUROPE FUND CLASS A      11.92%   22.63%    14.38%    12.87%    (since 9/3/99)
 ..................................................................................................
    KEMPER NEW EUROPE FUND CLASS B      14.79      n/a       n/a     18.37     (since 9/3/99)
 ..................................................................................................
    KEMPER NEW EUROPE FUND CLASS C      17.69      n/a       n/a     20.88     (since 9/3/99)
 ..................................................................................................

KEMPER NEW EUROPE FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 2/28/90 to 10/31/00
[LINE GRAPH]

                                                                KEMPER NEW EUROPE FUND CLASS
                                                                             A1                     MSCI EUROPE EQUITY INDEX+
                                                                ----------------------------        -------------------------
2/28/90                                                                    9424.00                           10000.00
                                                                           9988.00                           11068.00
                                                                           9015.00                            9920.00
                                                                           9042.00                            9731.00
                                                                           9603.00                           11275.00
                                                                          10055.00                           11978.00
                                                                           8801.00                           10796.00
                                                                           9575.00                           11732.00
12/31/93                                                                  11052.00                           14013.00
                                                                          11123.00                           13643.00
                                                                          11023.00                           14386.00
                                                                          12729.00                           16271.00
                                                                          13140.00                           17569.00
                                                                          16053.00                           18736.00
                                                                          17698.00                           21359.00
6/30/97                                                                   19946.00                           24445.00
                                                                          22426.00                           26527.00
                                                                          30831.00                           33602.00
                                                                          32024.00                           34195.00
                                                                          33593.00                           33419.00
                                                                          53625.00                           39745.00
                                                                          53101.00                           38571.00
10/31/00                                                                  48576.00                           35513.00

KEMPER NEW EUROPE FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 9/30/99 to 10/31/00
[LINE GRAPH]

                                                                KEMPER NEW EUROPE FUND CLASS
                                                                             B1                     MSCI EUROPE EQUITY INDEX+
                                                                ----------------------------        -------------------------
9/30/99                                                                   10000.00                           10000.00
                                                                          10462.00                           10370.00
                                                                          11646.00                           10653.00
                                                                          13742.00                           11747.00
1/31/00                                                                   13369.00                           10912.00
                                                                          15874.00                           11484.00
                                                                          14982.00                           11764.00
                                                                          13864.00                           11247.00
                                                                          13296.00                           11157.00
6/30/00                                                                   13523.00                           11400.00
                                                                          13620.00                           11220.00
                                                                          13507.00                           11091.00
                                                                          12680.00                           10574.00
10/31/00                                                                  12032.00                           10496.00

KEMPER NEW EUROPE FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 9/30/99 to 10/31/00
[LINE GRAPH]

                                                                KEMPER NEW EUROPE FUND CLASS
                                                                             C1                     MSCI EUROPE EQUITY INDEX+
                                                                ----------------------------        -------------------------
9/30/99                                                                   10000.00                           10000.00
                                                                          10465.00                           10370.00
                                                                          11646.00                           10653.00
                                                                          13746.00                           11747.00
1/31/00                                                                   13368.00                           10912.00
                                                                          15881.00                           11484.00
                                                                          14982.00                           11764.00
                                                                          13866.00                           11247.00
                                                                          13296.00                           11157.00
6/30/00                                                                   13521.00                           11400.00
                                                                          13617.00                           11220.00
                                                                          13489.00                           11091.00
                                                                          12662.00                           10574.00
10/31/00                                                                  12316.00                           10496.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. PERFORMANCE OF
CLASSES WILL DIFFER. FOR ADDITIONAL
INFORMATION, PLEASE SEE THE FUND'S
PROSPECTUS.

*RETURNS FOR CLASS A, SHARES PRIOR TO
THEIR INCEPTION OF SEPTEMBER 3, 1999,
ARE DERIVED FROM THE HISTORICAL
PERFORMANCE OF CLASS M SHARES. PRIOR TO
SEPTEMBER 3, 1999, THE FUND OPERATED AS
A CLOSED-END INVESTMENT COMPANY. ON
SEPTEMBER 3, 1999, THE FUND BECAME AN
OPEN-END INVESTMENT COMPANY AND OFFERED
ADDITIONAL CLASSES OF SHARES. THE FUND'S
PERFORMANCE MAY HAVE BEEN LOWER IF IT
HAD OPERATED AS AN OPEN-END FUND DURING
THESE PERIODS. ON SEPTEMBER 3, 2000,
CLASS M SHARES AUTOMATICALLY CONVERTED
TO CLASS A SHARES. RETURNS FOR CLASS B
AND C SHARES DERIVED FROM M SHARE
PERFORMANCE HAVE ALSO BEEN ADJUSTED TO
REFLECT THE ESTIMATED OPERATING EXPENSES
APPLICABLE TO EACH SHARE CLASS, WHICH
ARE GENERALLY HIGHER. (SEE THE FUND'S
PROSPECTUS FOR MORE COMPLETE
INFORMATION.) RETURNS DURING PART OF THE
PERIODS SHOWN INCLUDE THE EFFECT OF A
TEMPORARY WAIVER OF MANAGEMENT FEES
AND/OR ABSORPTION OF CERTAIN OPERATING
EXPENSES BY THE INVESTMENT ADVISOR.
WITHOUT SUCH WAIVER OR ABSORPTION,
RETURNS WOULD HAVE BEEN LOWER AND
RATINGS OR RANKINGS MIGHT HAVE BEEN LESS
FAVORABLE.

(1)THE MAXIMUM SALES CHARGE FOR CLASS A
SHARES IS 5.75%. FOR CLASS B SHARES, THE
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(CDSC) IS 4%. CLASS C SHARES HAVE NO
SALES ADJUSTMENT, BUT REDEMPTIONS WITHIN
ONE YEAR OF PURCHASE MAY BE SUBJECT TO A
CDSC OF 1%. FOR ADDITIONAL INFORMATION,
SEE THE PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND THE FINANCIAL
HIGHLIGHTS AT THE END OF THIS REPORT.

PERFORMANCE INCLUDES REINVESTMENT OF
DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM
SALES CHARGE FOR CLASS A SHARES AND THE
CDSC IN EFFECT AT THE END OF THE PERIOD
FOR CLASS B SHARES. IN COMPARING KEMPER
NEW EUROPE FUND WITH THE MSCI EUROPE
EQUITY INDEX, YOU SHOULD NOTE THAT THE
FUND'S PERFORMANCE REFLECTS THE MAXIMUM
SALES CHARGE, WHILE NO SUCH CHARGES ARE
REFLECTED IN THE PERFORMANCE OF THE
INDICES.

+THE MSCI EUROPE EQUITY INDEX IS A TOTAL
 RETURN INDEX, REPORTED IN U.S. DOLLARS,
 BASED ON SHARE PRICES AND REINVESTED
 GROSS DIVIDENDS OF APPROXIMATELY 600
 COMPANIES (ONLY THOSE SECURITIES DEEMED
 SUFFICIENTLY LIQUID FOR TRADING BY
 INVESTORS) FROM THE FOLLOWING 14
 COUNTRIES: AUSTRIA, BELGIUM, DENMARK,
 FINLAND, FRANCE, GERMANY, IRELAND,
 ITALY, NETHERLANDS, NORWAY, SPAIN,
 SWEDEN, SWITZERLAND AND THE UNITED
 KINGDOM. THE SECURITIES REPRESENTED IN
 THIS INDEX MAY EXPERIENCE LOSS OF
 INVESTED PRINCIPAL AND ARE SUBJECT TO
 INVESTMENT RISK. IN EXCHANGE FOR
 GREATER GROWTH POTENTIAL, INVESTMENTS
 IN FOREIGN SECURITIES CAN HAVE ADDED
 RISKS. THESE INCLUDE CHANGES IN
 CURRENCY RATES, ECONOMIC AND MONETARY
 POLICY, DIFFERENCES IN AUDITING
 STANDARDS AND RISKS RELATED TO
 POLITICAL AND ECONOMIC DEVELOPMENTS.
 SOURCE IS WIESENBERGER(R).

LARGEST HOLDINGS

KEMPER NEW EUROPE FUND'S 10 LARGEST HOLDINGS*
Representing 24.9 percent of the fund's total common stock on October 31, 2000

               HOLDINGS                                                               COUNTRY     PERCENT
---------------------------------------------------------------------------------------------------------
1.             TOTAL FINA ELF                                                       France         3.2%
---------------------------------------------------------------------------------------------------------
2.             ROYAL DUTCH PETROLEUM                                                Netherlands    3.1%
---------------------------------------------------------------------------------------------------------
3.             SIEMENS                                                              Germany        2.8%
---------------------------------------------------------------------------------------------------------
4.             MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG                           Germany        2.7%
---------------------------------------------------------------------------------------------------------
5.             QIAGEN                                                               Netherlands    2.6%
---------------------------------------------------------------------------------------------------------
6.             VODAFONE AIRTOUCH                                                    United         2.2%
                                                                                    Kingdom
---------------------------------------------------------------------------------------------------------
7.             NESTLE                                                               Switzerland    2.2%
---------------------------------------------------------------------------------------------------------
8.             NOKIA                                                                Finland        2.1%
---------------------------------------------------------------------------------------------------------
9.             AVENTIS                                                              France         2.1%
---------------------------------------------------------------------------------------------------------
10.            SCHERING                                                             Germany        1.9%
---------------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER NEW EUROPE FUND
Portfolio of Investments as of 10/31/2000

    SHORT-TERM INVESTMENTS--6.4%                                                      PRINCIPAL AMOUNT      VALUE

    UNITED STATES--6.4%
                                           Student Loan Marketing Association,
                                             6.450%, 11/01/2000
                                             (Cost $21,755,000)                         $21,755,000      $ 21,755,000
                                           ------------------------------------------------------------------------------
    COMMON STOCKS--93.6%                                                                   SHARES

    FINLAND--3.1%
                                           JOT Automation Group Oyj
                                             (MANUFACTURER OF HIGH TECHNOLOGY
                                             PRODUCTION AUTOMATION SYSTEMS AND
                                             EQUIPMENT)                                     541,652         1,885,770
                                           Kone Oyj, "B"
                                             (MANUFACTURER OF ELEVATORS)                     30,000         1,757,741
                                           Nokia Oyj
                                             (PROVIDER OF TELECOMMUNICATIONS
                                             SERVICES)                                      164,596         6,777,288
                                           ------------------------------------------------------------------------------
                                                                                                           10,420,799
-------------------------------------------------------------------------------------------------------------------------

    FRANCE--17.4%
                                           Accor S.A.
                                             (OPERATOR OF HOTELS, TRAVEL AGENCIES
                                             AND RESTAURANTS)                                72,550         2,938,599
                                           Alcatel S.A.
                                             (MANUFACTURER OF TRANSPORTATION,
                                             TELECOMMUNICATION, AND ENERGY
                                             EQUIPMENT)                                      75,447         4,606,333
                                           Altran Technologies S.A.
                                             (PROVIDER OF ENGINEERING AND CONSULTING
                                             SERVICES)                                       20,750         4,244,626
                                           Aventis S.A.
                                             (MANUFACTURES LIFE SCIENCE PRODUCTS)            91,400         6,597,048
                                           Banque Nationale de Paris
                                             (BANK)                                          40,800         3,519,965
                                           Bouygues
                                             (DEVELOPER OF LARGE PUBLIC PROJECTS,
                                             REAL ESTATE, OFF-SHORE OIL PLATFORMS,
                                             AND ENERGY NETWORK)                             29,000         1,477,521
                                           Cap Gemini SA
                                             (PROVIDER OF COMPUTER CONSULTING
                                             SERVICES)                                       14,331         2,287,804
                                           Galeries Lafayette
                                             (DEPARTMENT STORE CHAIN)                        29,950         4,834,632
                                           Infogrames Entertainment S.A.*
                                           (DEVELOPER OF INTERACTIVE TELEVISION AND
                                             COMPUTER GAMES)                                100,350         2,100,481
                                           Lagardere S.C.A.
                                             (PRODUCER OF AUDIOVISUAL AND
                                             TELECOMMUNICATION SERVICES)                     70,200         3,987,932
                                           STMicroelectronics
                                             (MANUFACTURER OF SEMICONDUCTOR
                                             INTEGRATED CIRCUITS)                            99,400         5,017,909
                                           Schneider Electric SA
                                             (MANUFACTURER OF ELECTRONIC COMPONENTS
                                             AND AUTOMATED MANUFACTURING SYSTEMS)            51,271         3,341,448
                                           Suez Lyonnaise des Eaux SA
                                             (DEVELOPER OF WATER AND ELECTRIC
                                             UTILITY)                                        27,661         4,223,204
                                           Total Fina ELF SA
                                             (EXPLORER OF OIL AND NATURAL GAS)               71,000        10,164,837
                                           ------------------------------------------------------------------------------
                                                                                                           59,342,339

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE

    GERMANY--20.3%
                                           Allianz AG
                                             (PROVIDER OF MULTI-LINE INSURANCE
                                             SERVICES)                                       17,362      $  5,904,550
                                           Bayer AG
                                             (PRODUCER OF CHEMICAL PRODUCTS)                122,316         5,307,484
                                           Bayerische Hypo-und Vereinsbank
                                             (PROVIDER OF BANKING SERVICES)                  49,500         2,719,531
                                           Commerzbank AG
                                             (PROVIDER OF BANKING SERVICES)                  72,316         2,041,787
                                           Deutsche Bank AG (Registered)
                                             (PROVIDER OF FINANCIAL SERVICES)                51,093         4,208,406
                                           Deutsche Telekom AG
                                             (TELECOMMUNICATION SERVICES)                    65,855         2,463,311
                                           Dresdner Bank AG
                                             (PROVIDER OF BANKING SERVICES)                 101,643         4,224,883
                                           ERGO Versicherungs Gruppe AG
                                             (INSURANCE PROVIDER)                            25,208         3,489,076
                                           Epcos AG*
                                           (PRODUCER OF ELECTRONIC COMPONENTS AND
                                             INTEGRATED CIRCUITS)                            23,836         1,811,511
                                           Marschollek, Lautenschlaeger und Partner
                                             AG
                                             (INDEPENDENT LIFE INSURANCE COMPANY)            63,300         8,546,442
                                           Metro AG
                                             (OPERATOR OF BUILDING, CLOTHING,
                                             ELECTRONIC AND FOOD STORES)                     55,500         2,238,572
                                           Muenchener
                                             Rueckversicherungs-Gesellschaft AG
                                             (Registered)
                                             (PROVIDER OF INSURANCE SERVICES)                12,780         4,036,996
                                           ProSieben Sat.1 Media AG
                                             (PRODUCER AND BROADCASTER OF TELEVISION
                                             PROGRAMMING, OPERATOR OF INTERACTIVE
                                             INTERNET WEBSITES)                             135,200         4,259,269
                                           SAP AG
                                             (MANUFACTURER OF COMPUTER SOFTWARE)              5,412           886,491
                                           SAP AG (pfd.)                                      9,650         1,954,340
                                           Schering AG
                                             (PHARMACEUTICAL AND CHEMICAL PRODUCER)         107,900         6,028,813
                                           Siemens AG
                                             (DEVELOPER OF ELECTRICAL PRODUCTS)              70,200         8,941,551
                                           ------------------------------------------------------------------------------
                                                                                                           69,063,013
-------------------------------------------------------------------------------------------------------------------------

    GREECE--1.1%
                                           Alpha Bank A.E.
                                             (COMMERCIAL BANK)                               47,344         1,750,238
                                           National Bank of Greece S.A.
                                             (BANK)                                          52,850         2,009,270
                                           ------------------------------------------------------------------------------
                                                                                                            3,759,508
-------------------------------------------------------------------------------------------------------------------------

    IRELAND--1.0%
                                           Irish Life & Permanent PLC
                                             (OPERATOR OF RETAIL FINANCIAL SERVICES
                                             GROUP)                                         337,075         3,380,344
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    ITALY--8.2%
                                           Assicurazioni Generali
                                             (PROVIDER OF INSURANCE AND FINANCIAL
                                             SERVICES)                                      120,400         3,961,710
                                           Banco Intesa SpA
                                             (PROVIDER OF BANKING SERVICES)               1,189,000         4,937,137
                                           Bulgari SpA
                                             (MANUFACTURER AND RETAILER OF FINE
                                             JEWELRY, LUXURY WATCHES AND PERFUMES)          231,400         2,725,363
                                           ENI SpA
                                             (EXPLORER AND DISTRIBUTOR OF PETROLEUM
                                             PRODUCTS)                                      624,480         3,383,169

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
                                           Gruppo Coin SpA*
                                           (OPERATOR OF DEPARTMENT STORES SELLING
                                             CLOTHING, ACCESSORIES, AND FURNISHINGS)        155,500      $  2,125,890
                                           Riunione Adriatica di Sicurta SpA
                                             (PROVIDER OF INSURANCE SERVICES)               204,750         2,689,668
                                           Saipem SpA
                                             (INTERNATIONAL CONTRACTOR IN OIL AND
                                             GAS EXPLORATION AND DRILLING,
                                             CONSTRUCTION OF REFINERIES AND
                                             PIPELINES)                                     692,500         3,610,544
                                           San Paolo -- IMI SpA
                                             (PROVIDER OF COMMERCIAL BANKING)               273,300         4,432,589
                                           ------------------------------------------------------------------------------
                                                                                                           27,866,070
-------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--12.6%
                                           ABN AMRO Holding N.V.
                                             (PROVIDER OF FINANCIAL SERVICES)               172,291         3,994,015
                                           Akzo Nobel N.V.
                                             (PRODUCER AND MARKETER OF HEALTHCARE
                                             PRODUCTS, COATINGS, CHEMICALS AND
                                             FIBERS)                                        114,611         5,221,323
                                           Heineken Holding N.V.
                                             (PRODUCER OF BEER AND SOFT DRINKS)              12,000           652,147
                                           Heineken Holding N.V. "A"                         95,900         3,420,207
                                           ING Groep N.V.
                                             (PROVIDER OF INSURANCE AND FINANCIAL
                                             SERVICES)                                       44,660         3,068,733
                                           Koninklijke (Royal) Philips Electronic
                                             N.V.
                                             (MANUFACTURER OF LIGHTING AND
                                             ELECTRONIC PRODUCTS)                           112,895         4,439,499
                                           Qiagen NV*
                                             (BIOPHARMACEUTICAL COMPANY)                    192,180         8,287,763
                                           Royal Dutch Petroleum Co.
                                             (PETROLEUM COMPANY)                            164,983         9,791,263
                                           VNU NV
                                             (PROVIDER OF INTERNATIONAL PUBLISHING
                                             SERVICES)                                       85,263         4,018,261
                                           ------------------------------------------------------------------------------
                                                                                                           42,893,211
-------------------------------------------------------------------------------------------------------------------------

    NORWAY--0.5%
                                           Norsk Hydro ASA
                                             (CONGLOMERATE: PRODUCER OF FERTILIZERS,
                                             OIL AND GAS, ALUMINUM)                          45,367         1,805,384
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SPAIN--4.6%
                                           Banco Popular Espanol SA
                                             (RETAIL BANKING NETWORKS THROUGHOUT
                                             EUROPE)                                        119,800         3,585,919
                                           Compania Telefonica Nacional de Espana SA
                                             (ADR)*
                                             (TELECOMMUNICATION SERVICES)                    60,256         3,491,082
                                           Cortefiel SA
                                             (OWNER AND OPERATOR OF VARIOUS RETAIL
                                             CLOTHING STORES)                               126,375         2,269,635
                                           Grupo Prisa, S.A.*
                                             (MEDIA COMPANY)                                 24,548           473,180
                                           Recoletos Compania Editorial*
                                             (PUBLISHER OF FINANCIAL, SPORTS,
                                             WOMEN'S AND
                                             HEALTH PUBLICATIONS)                            47,700           431,373

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
                                           Telefonica SA*
                                             (PROVIDER OF TELECOMMUNICATION
                                             SERVICES)                                       82,265      $  1,569,649
                                           Union Electrica Fenosa S.A.
                                             (PRODUCER AND DISTRIBUTOR OF ELECTRICAL
                                             ENERGY)                                        214,347         3,966,059
                                           ------------------------------------------------------------------------------
                                                                                                           15,786,897
-------------------------------------------------------------------------------------------------------------------------

    SWEDEN--0.5%
                                           Ericsson LM "B"
                                             (PRODUCER OF ADVANCED SYSTEMS AND
                                             PRODUCTS FOR WIRED AND MOBILE
                                             COMMUNICATIONS)                                136,900         1,821,499
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--5.2%
                                           Credit Suisse Group (Registered)
                                             (PROVIDER OF UNIVERSAL BANKING AND
                                             FINANCIAL SERVICES)                             13,480         2,527,266
                                           Nestle SA (Registered)
                                             (PRODUCER OF FOOD PRODUCTS)                      3,386         7,016,885
                                           Roche Holding AG
                                             (MANUFACTURER OF PHARMACEUTICAL AND
                                             CHEMICAL PRODUCTS)                                 312         2,850,092
                                           Serono SA
                                             (DEVELOPER AND MARKETER OF
                                             BIOTECHNOLOGY PRODUCTS)                          3,112         2,799,501
                                           UBS AG (Registered)
                                             (PROVIDER OF BANKING AND ASSET
                                             MANAGEMENT SERVICES)                            17,400         2,410,348
                                           ------------------------------------------------------------------------------
                                                                                                           17,604,092
-------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--19.1%
                                           ARM Holdings PLC*
                                           (DESIGNER OF RISC MICROPROCESSORS AND
                                             RELATED TECHNOLOGY)                            176,700         1,741,422
                                           BP Amoco PLC
                                             (PROVIDER OF OIL INTERNATIONALLY)              621,401         5,263,988
                                           Bae Systems PLC
                                             (PRODUCER OF MILITARY AIRCRAFT)                648,720         3,680,845
                                           Barclays PLC
                                             (COMMERCIAL AND INVESTMENT BANKING,
                                             INSURANCE AND OTHER FINANCIAL SERVICES)        123,075         3,517,509
                                           British Telecom PLC
                                             (PROVIDER OF TELECOMMUNICATION
                                             SERVICES)                                      182,991         2,142,888
                                           Cable and Wireless PLC
                                             (PROVIDER OF TELECOMMUNICATION
                                             SERVICES)                                       92,100         1,301,436
                                           Diageo PLC
                                             (PRODUCER AND DISTRIBUTOR OF FOOD
                                             PRODUCTS, BEER AND LIQUOR, OWNER OF
                                             FAST FOOD RESTAURANTS)                         548,780         5,173,733
                                           Glaxo Wellcome PLC
                                             (DEVELOPER OF PHARMACEUTICAL PRODUCTS)          91,905         2,642,648
                                           Granada Compass
                                             (PROVIDER OF AN ASSORTMENT OF
                                             HOSPITALITY AND MEDIA SERVICES)                208,325         1,793,438
                                           HSBC Holdings PLC
                                             (DIVERSIFIED INTERNATIONAL BANKING AND
                                             FINANCIAL SERVICES COMPANY)                    289,490         4,120,060
                                           J Sainsbury PLC
                                             (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                             SUPERMARKETS)                                  307,730         1,727,109
                                           Prudential Corp. PLC
                                             (PROVIDER OF A BROAD RANGE OF FINANCIAL
                                             SERVICES)                                      133,156         1,788,953

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
                                           Reed International PLC
                                             (PUBLISHER OF SCIENTIFIC, PROFESSIONAL
                                             AND BUSINESS TO BUSINESS MATERIALS)            440,200      $  4,063,946
                                           Reuters Group PLC
                                             (PROVIDER OF INTERNATIONAL NEWS AND
                                             INFORMATION)                                    74,100         1,441,216
                                           Rio Tinto PLC
                                             (DEVELOPER OF MINING PRODUCTS)                 156,249         2,524,937
                                           Royal & Sun Alliance Insurance Group PLC
                                             (INSURANCE COMPANY)                                849             6,035
                                           Serco Group PLC
                                             (FACILITIES MANAGEMENT COMPANY)                610,390         5,617,455
                                           SmithKline Beecham PLC
                                             (MANUFACTURER OF PHARMACEUTICALS AND
                                             HEALTHCARE PRODUCTS)                           293,573         3,786,732
                                           Taylor Nelson Sofres PLC
                                             (MARKET RESEARCH COMPANY)                    1,420,860         5,559,984
                                           Vodafone AirTouch PLC
                                             (PROVIDER OF MOBILE TELECOMMUNICATION
                                             SERVICES)                                    1,725,109         7,169,328
                                           ------------------------------------------------------------------------------
                                                                                                           65,063,662
                                           ------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $270,334,307)                                            318,806,818
                                           ------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost $292,089,307)(a)                                        $340,561,818
                                           ------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

(a) Based on the cost of investments of $292,482,128 for federal income tax purposes at October 31, 2000, the gross unrealized appreciation was $63,984,694, the gross unrealized depreciation was $15,905,004 and the net unrealized appreciation on investments was $48,079,690.

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

  At October 31, 2000, the Fund's portfolio of investments had the following industry diversification:

                                                                         VALUE          %
      Financial                                                       $ 86,871,430     25.5%
      -------------------------------------------------------------------------------------------
      Manufacturing                                                     49,513,722     14.5%
      -------------------------------------------------------------------------------------------
      Energy                                                            32,213,801      9.5%
      -------------------------------------------------------------------------------------------
      Service Industries                                                27,233,292      8.0%
      -------------------------------------------------------------------------------------------
      Communications                                                    26,736,481      7.9%
      -------------------------------------------------------------------------------------------
      Consumer Discretionary                                            23,299,299      6.8%
      -------------------------------------------------------------------------------------------
      Technology                                                        16,853,602      4.9%
      -------------------------------------------------------------------------------------------
      Consumer Staples                                                  16,262,972      4.8%
      -------------------------------------------------------------------------------------------
      Health                                                            12,078,973      3.5%
      -------------------------------------------------------------------------------------------
      Media                                                             10,945,192      3.2%
      -------------------------------------------------------------------------------------------
      Utilities                                                          8,189,263      2.4%
      -------------------------------------------------------------------------------------------
      Durables                                                           4,606,333      1.4%
      -------------------------------------------------------------------------------------------
      Metals & Minerals                                                  4,002,458      1.2%
      -------------------------------------------------------------------------------------------
      Total Common Stocks                                              318,806,818     93.6%
      -------------------------------------------------------------------------------------------
      Short-term Instruments                                            21,755,000      6.4%
      -------------------------------------------------------------------------------------------
      Total Investment Portfolio                                      $340,561,818    100.0%
      -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000

ASSETS
Investments in securities, at value,
(cost $292,089,307)                                             $340,561,818
----------------------------------------------------------------------------
Cash                                                                   4,118
----------------------------------------------------------------------------
Receivable for investments sold                                    3,120,010
----------------------------------------------------------------------------
Dividends receivable                                                 174,885
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    2,291,774
----------------------------------------------------------------------------
Foreign taxes recoverable                                            392,824
----------------------------------------------------------------------------
Due from Adviser                                                     176,382
----------------------------------------------------------------------------
TOTAL ASSETS                                                     346,721,811
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  6,084,176
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     522,589
----------------------------------------------------------------------------
Other accrued expenses                                               828,128
----------------------------------------------------------------------------
Total liabilities                                                  7,434,893
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $339,286,918
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income    $     (4,436)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities                                           48,472,511
----------------------------------------------------------------------------
  Foreign currency related transactions                              (49,626)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              67,899,560
----------------------------------------------------------------------------
Paid-in capital                                                  222,968,909
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $339,286,918
----------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($281,334,576 / 17,827,399 shares outstanding of
  beneficial interest, $.01 par value, 200,000,000 shares
  authorized)                                                         $15.78
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of 15.78)               $16.74
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($40,346,356 /
  2,654,974 shares outstanding of beneficial interest,
  $.01 par value, 100,000,000 shares authorized)                      $15.20
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,605,986 /
  1,147,588 shares outstanding of beneficial interest,
  $.01 par value, 100,000,000 shares authorized)                      $15.34
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME (LOSS)
Dividends (net of foreign taxes withheld of $307,943)           $  3,840,411
----------------------------------------------------------------------------
Interest                                                           1,190,169
----------------------------------------------------------------------------
Total income                                                       5,030,580
----------------------------------------------------------------------------
Expenses:
Management fee                                                     2,755,251
----------------------------------------------------------------------------
Services to shareholders                                             813,533
----------------------------------------------------------------------------
Custodian and accounting fees                                        788,762
----------------------------------------------------------------------------
Distribution services fees                                           389,071
----------------------------------------------------------------------------
Administrative service fees                                          928,898
----------------------------------------------------------------------------
Auditing                                                              88,004
----------------------------------------------------------------------------
Legal                                                                127,236
----------------------------------------------------------------------------
Directors' fees and expenses                                          38,606
----------------------------------------------------------------------------
Reports to shareholders                                              369,244
----------------------------------------------------------------------------
Registration fees                                                    129,851
----------------------------------------------------------------------------
Other                                                                 13,715
----------------------------------------------------------------------------
Total expenses before reductions                                   6,442,171
----------------------------------------------------------------------------
Expense reductions                                                   (26,004)
----------------------------------------------------------------------------
Total expenses                                                     6,416,167
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,385,587)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      108,041,199
----------------------------------------------------------------------------
Foreign currency related transactions                               (381,679)
----------------------------------------------------------------------------
                                                                 107,659,520
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the year
on:
Investments                                                      (50,841,450)
----------------------------------------------------------------------------
Foreign currency related transactions                                (46,616)
----------------------------------------------------------------------------
                                                                 (50,888,066)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                        56,771,454
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 55,385,867
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED OCTOBER 31,
                                                                -------------------------------------
                                                                    2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $  (1,385,587)               (147,575)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          107,659,520             111,396,837
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the year                                      (50,888,066)            (33,443,269)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         55,385,867              77,805,993
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income:
Class M                                                                    --                (401,627)
-----------------------------------------------------------------------------------------------------
From net realized gains:
Class A                                                            (4,041,547)                     --
-----------------------------------------------------------------------------------------------------
Class B                                                            (2,779,084)                     --
-----------------------------------------------------------------------------------------------------
Class C                                                              (879,171)                     --
-----------------------------------------------------------------------------------------------------
Class M                                                           (21,828,574)           (103,184,000)
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         702,177,373             112,471,531
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       7,115,484               7,397,998
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (691,086,104)           (159,994,898)
-----------------------------------------------------------------------------------------------------
Redemption fees                                                       623,305               1,983,027
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       18,830,058             (38,142,342)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  44,687,549             (63,921,976)
-----------------------------------------------------------------------------------------------------
Net assets at beginning of year                                   294,599,369             358,521,345
-----------------------------------------------------------------------------------------------------
Net assets at end of year (including accumulated
distributions in excess of net investment income of $4,436
and $16,254, respectively)                                      $ 339,286,918             294,599,369
-----------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                CLASS A
                                                                                 SEPTEMBER 3, 1999 (C)
                                                              YEAR ENDED              TO
                                                              OCTOBER 31, 2000   OCTOBER 31, 1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $14.87                14.27
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                     (.09)               (0.03)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         2.95                 0.63
----------------------------------------------------------------------------------------------------------
Total from investment operations                                     2.86                 0.60
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                       (1.95)                  --
----------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.95)                  --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $15.78                14.87
----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                                  18.77                 4.20**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                             281                   32
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      1.74                 1.63*
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                       1.72                 1.63*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            (.55)               (1.21)*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            87                   58*
----------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                                                                 SEPTEMBER 3, 1999 (C)
                                                              YEAR ENDED              TO
                                                              OCTOBER 31, 2000   OCTOBER 31, 1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $14.49                13.91
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                     (.20)               (0.05)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         2.86                 0.63
----------------------------------------------------------------------------------------------------------
Total from investment operations                                     2.66                 0.58
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                       (1.95)                  --
----------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.95)                  --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $15.20                14.49
----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                                  17.79                 4.17**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                              40                   20
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      2.64                 2.36*
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                       2.63                 2.36*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (1.21)               (1.95)*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            87                   58*
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS C
                                                                                 SEPTEMBER 3, 1999 (C)
                                                              YEAR ENDED              TO
                                                              OCTOBER 31, 2000   OCTOBER 31, 1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $14.62                14.02
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                     (.20)               (0.04)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         2.87                 0.64
----------------------------------------------------------------------------------------------------------
Total from investment operations                                     2.67                 0.60
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                       (1.95)                  --
----------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.95)                  --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $15.34                14.62
----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                                  17.69                 4.28**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                              17                    5
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      2.67                 2.40*
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                       2.66                 2.40*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (1.18)               (1.99)*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            87                   58*
----------------------------------------------------------------------------------------------------------

*  Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Commencement of Class.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper New Europe Fund Inc. (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class M shares, are no longer offered and automatically converted to Class A shares on September 3, 2000.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and

NOTES TO FINANCIAL STATEMENTS

                             expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with the net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             REDEMPTION FEES. For the period September 3, 1999 to September 3, 2000, Class M shares were subject to a 2% fee on exchanges and redemptions (including redemptions in-kind). The redemption fee is accounted for as an addition to paid-in capital.
--------------------------------------------------------------------------------

2    PURCHASES & SALES
     OF SECURITIES           For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $301,708,464
                             Proceeds from sales                     307,089,365
--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first

NOTES TO FINANCIAL STATEMENTS

                             $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the year ended October 31, 2000 the Fund incurred a management fee of $2,755,251, which is equal to an annual effective rate of .74% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $69,745.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $466,593 of which $29,135 is unpaid at October 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by KDI for the year ended October 31, 2000 are $928,898, of which $179,195 is unpaid at October 31, 2000. In addition $20 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $592,047 for the year ended October 31, 2000, of which $226,990 is unpaid at October 31, 2000.

                             FUND ACCOUNTING. Scudder Fund Accounting
                             Corporation, ("SFAC") is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. For the year ended October 31, 2000, the amount charged to the Fund by SFAC aggregated $328,527 of which $93,414 is unpaid at October 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $38,606 to independent trustees of which $13,861 is unpaid at October 31, 2000.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                    OCTOBER 31, 2000                  OCTOBER 31, 1999
                                                              ----------------------------       ---------------------------
                                                                SHARES          AMOUNT             SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                21,394,307    $ 379,176,231        3,537,337    $  50,121,617
                                       -------------------------------------------------------------------------------------
                                        Class B                 1,936,215       33,738,988          244,265        3,393,378
                                       -------------------------------------------------------------------------------------
                                        Class C                 1,937,866       34,551,811          164,572        2,536,536
                                       -------------------------------------------------------------------------------------
                                        Class M*                      503          261,665               --               --
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   221,165        3,618,249               --               --
                                       -------------------------------------------------------------------------------------
                                        Class B                   163,364        2,592,451               --               --
                                       -------------------------------------------------------------------------------------
                                        Class C                    52,824          846,770               --               --
                                       -------------------------------------------------------------------------------------
                                        Class M*                    2,477           58,014          405,811        7,397,998
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (20,399,212)    (363,773,616)      (3,423,097)     (49,398,470)
                                       -------------------------------------------------------------------------------------
                                        Class B                  (815,396)     (13,810,607)        (443,547)      (6,585,907)
                                       -------------------------------------------------------------------------------------
                                        Class C                (1,215,873)     (21,926,973)        (115,900)      (1,731,521)
                                       -------------------------------------------------------------------------------------
                                        Class M*               (1,457,728)     (37,126,230)      (5,065,967)    (102,279,000)
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                14,433,898      254,448,678               --               --
                                       -------------------------------------------------------------------------------------
                                        Class B                   (41,927)        (717,042)              --               --
                                       -------------------------------------------------------------------------------------
                                        Class M*              (10,021,893)    (253,731,636)
                                       -------------------------------------------------------------------------------------
                                        REDEMPTION FEE
                                        Class M*                       --          623,305               --        1,983,027
                                       -------------------------------------------------------------------------------------
                                        ACQUISITION OF KEMPER EUROPE FUND
                                        Class A                        --               --        2,063,000       29,444,000
                                       -------------------------------------------------------------------------------------
                                        Class B                        --               --        1,612,000       22,435,000
                                       -------------------------------------------------------------------------------------
                                        Class C                        --               --          324,000        4,541,000
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $  18,830,058                     $ (38,142,342)
                                       -------------------------------------------------------------------------------------

                             * M Class shares are no longer offered and
                               automatically converted to Class A shares on September 3, 2000.

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             transfer agent where by credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period the Fund's transfer agent fees were reduced by $26,004 under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    ACQUISITION OF ASSETS   On September 3, 1999, the Fund acquired all the net
                             assets of Kemper Europe Fund pursuant to a plan of reorganization approved by shareholders on July 20, 1999. The acquisition was accomplished by a tax-free exchange of 2,063,000, 1,612,000, and
                             324,000 shares of Class A, Class B, and Class C shares, respectively, of the Fund (valued at $29,444,000, 22,435,000, and 4,541,000, respectively) for 2,063,000, 1,612,000, and 324,000
                             shares of Class A, Class B, and Class C shares, respectively, of Kemper Europe Fund outstanding on September 3, 1999. Kemper Europe Fund's net assets at that date ($56,420,000), including $3,474,000 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were
                             $326,129,000. The combined net assets of the Fund immediately following the acquisition were
                             $382,549,000.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER NEW EUROPE FUND, INC.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper New Europe Fund, Inc. as of October 31, 2000, and the related statements of operations for the year then ended, changes in net assets and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper New Europe Fund, Inc. at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          December 20, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $1.95 per share from net long-term capital gains during its year ended October 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $113,800,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $491,879 and earned $491,879 of foreign source income during the year ended October 31, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.023 per share as foreign taxes paid and $0.023 per share as income earned from foreign sources for the year ended October 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

JAMES R. EDGAR                    PHILIP COLLORA                    CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
FREDERICK T. KELSEY
Trustee                           CAROL L. FRANKLIN
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and Vice        KATHRYN L. QUIRK
President                         Vice President

FRED B. RENWICK                   WILLIAM F. TRUSCOTT
Trustee                           Vice President

JOHN G. WEITHERS                  LINDA J. WONDRACK
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)

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This report is not to be distributed
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KNEUF - 2 (12/22/00) 4985